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                             Janus Investment Fund
                         Janus Federal Tax-Exempt Fund

                       Supplement dated December 14, 2007
                      to Currently Effective Prospectuses

On December 14, 2007, the Board of Trustees of Janus Investment Fund (the "Trust") approved a plan to liquidate and terminate Janus Federal Tax-Exempt Fund (the "Fund"), effective on or about February 26, 2008 ("Liquidation Date").

Effective as of December 17, 2007, the Fund no longer accepts investments in the Fund by either new or existing shareholders.

Shareholders of the Fund may redeem or exchange their Fund shares at any time prior to the Liquidation Date. For shareholders holding shares through an intermediary, check with your intermediary on other Janus funds offered through your intermediary.

Shareholders who have invested directly with the Fund have the following options: (1) exchange their shares into another Janus fund; (2) proactively redeem their shares for cash; or (3) take no action and, for taxable accounts, shares will automatically be redeemed and proceeds will be sent to the shareholder of record (for tax-deferred accounts, shares will be placed in the Janus Money Market Fund).

Shareholders who have invested in the Fund through a financial intermediary have the following options: (1) exchange their shares into another Janus fund or other eligible investment offered by their intermediary; (2) proactively redeem their shares for cash; or (3) take no action and, for taxable accounts, shares will automatically be redeemed and the intermediary can place the proceeds in a cash brokerage account or send them to the shareholder of record (for tax-deferred accounts, shares will be placed in a cash brokerage account).

The liquidation of shares held by a shareholder will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account and the proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. Shareholders should consult their personal tax adviser concerning their particular tax situation.

To prepare for the closing and liquidation of the Fund, the Fund's portfolio manager may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund may deviate from its stated investment policies.

A shareholder may obtain additional information by contacting a Janus representative at 1-800-525-3713.

Effective as of the Liquidation Date, all references to the Fund within the Prospectus are hereby deleted.

       PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR REFERENCE.